Exhibit 10.49

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT

TO

COMMERCIAL SUPPLY AGREEMENT

This amendment is effective the last date signed by a party, between MannKind Corporation, a Delaware corporation (“MannKind”), having a principal place of business at One Casper Street, Danbury, Connecticut 06810, and United Therapeutics Corporation, a Delaware public benefit corporation (“United Therapeutics”), having a principal place of business at 1040 Spring Street, Silver Spring, Maryland 20910.

WHEREAS, the parties to this amendment entered into a Commercial Supply Agreement effective as of August 12, 2021 (as amended on October 16, 2021, the “Agreement”), and the parties now wish to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the terms and conditions specified herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	AMENDMENT.
a.	Section 1.2 (Annual Budget) is deleted and replaced with the following:
1.2

“Annual Budget” means an annual budget for all amounts to be invoiced to United Therapeutics pursuant to this Agreement in respect of a calendar year, in a format reasonably agreed to by United Therapeutics and MannKind, and at a minimum providing a breakdown of costs by Price, Staffing Payments, Facility Utilization Fees, and Packaging Services, and other discrete categories and subcategories as reasonably requested by United Therapeutics.

b.	The second sentence of Section 1.11 (Cost of Goods), set forth below as follows, is deleted:

~~In addition, COGs will include an annual facility utilization expense (or rent) of $~~[***] ~~(increasing to $~~[***] ~~on December 1, 2021 and thereafter) per square foot for the portion of the Facility allocated to activities under this Agreement; provided, however, that such facility utilization expense shall not be subject to the Margin.~~

Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

c.	The following defined term is added to the Agreement as new Section 1.14A:
1.14A

“Facility Utilization Fee” means an amount equal to $[***]per month during the Term to compensate MannKind for the portion of the Facility used for Manufacturing and other activities covered by this Agreement, as has been reasonably determined by United Therapeutics and MannKind as of June 15, 2022, with the understanding that such amount will be reasonably adjusted by mutual agreement memorialized in an amendment to this Agreement or a letter agreement referencing this Agreement if and when there is a significant change to the amount of Facility space dedicated to Manufacturing and other activities covered by this Agreement.

d.	Section 2.4.1 of the Agreement (“Rolling Forecast”) is deleted in its entirety and replaced with the following:
2.4.1

The “Rolling Forecast” is defined as the 18-month Manufacturing forecast for Product and Semi-finished Product submitted by United Therapeutics, as updated monthly within the first 10 business days of each month by United Therapeutics during the Term in accordance with Section 2.4.2, 2.4.3, and 2.4.4. The first six months of the Rolling Forecast shall be considered binding upon the parties (i.e., United Therapeutics shall place Purchase Orders for, and MannKind shall Supply, not less than the minimum quantity of Product and Semi-Finished Product specified in such Rolling Forecast during such period), and the remaining 12 months will be considered good faith estimates, but may be adjusted as necessary to meet United Therapeutics’ requirements, provided that notwithstanding the limited six-month binding portion of the Rolling Forecast, the Rolling Forecast in effect as of June 2, 2022 shall be considered binding through March 31, 2023.

e.	Section 3.2 of the Agreement (“Staffing Payments”) is deleted in its entirety and replaced with the following:

Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

3.2. Staffing Payments and Facility Utilization Fee.

3.2.1.

Staffing Payments. United Therapeutics shall reimburse MannKind monthly for the Staffing Payment, subject to the limits set forth in Appendix E in 2022, and subject to the limits set forth in the Annual Budget in subsequent years during the effective Term, in each case upon receipt of an invoice in accordance with Section 3.3. United Therapeutics and MannKind agree to reasonably account for Staffing Payments in calendar year 2023 and beyond through the Annual Budget process, and further agree that the per-item Prices shall exclude the components of COGs that are being invoiced in such Staffing Payments.

3.2.2

Facility Utilization Fee. Effective as of May 1, 2022, United Therapeutics shall be responsible for the monthly Facility Utilization Fee upon receipt of an invoice in accordance with Section 3.3, such invoice specifying the fee owed as specified in section 1.14A. MannKind shall ensure that no depreciation for the building, United Therapeutics funded capital, or other overhead is separately charged to United Therapeutics, or forms the basis of any Product or Semi-Finished Product Price, by virtue of the definitions of “COGs” or “Fixed Overhead”, for the portion of the Facility that gives rise to the Facility Utilization Fee.

f.	Section 3.3.1 of the Agreement is deleted and replaced with the following:

On the fifth business day of each month, MannKind shall invoice United Therapeutics for any Staffing Payment owed pursuant to section 3.2.1 and any Facility Utilization Fee owed pursuant to section 3.2.2, in each case in respect of the immediately preceding calendar month.

g.

Appendices B and E of the Agreement are deleted in their entirety and replaced with the updated versions of Appendices B and E attached hereto, and all references to Appendices B and E in the Agreement shall be construed as references to the updated versions attached hereto.

2.

GENERAL. All terms of the Agreement that are not specifically modified by this amendment remain in full force and effect. The parties may execute this amendment in counterparts, each of which is deemed an original for all purposes, and which together will constitute the same instrument. The parties may execute this amendment by electronic means (electronic signature through generally recognized e-signature vendors), by scanned pdfs of wet-ink signed documents, or by return of originals.

*    *   *

Signature page follows

Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the parties have caused this amendment to be signed by their duly authorized representatives as of the date indicated below.

United Therapeutics Corporation By: /s/ Patrick Poisson Name: Patrick Poisson Title: EVP, Technical Operations Date: 15-June-2022	MannKind Corporation By: /s/ Joe Kocinsky Name: Joe Kocinsky Title: Chief Technology Officer Date: 15-June-2022

Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

APPENDIX B

PRICE AND PRICE ADJUSTMENTS

[***]

Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

APPENDIX E

STAFFING PAYMENTS

[***]

Confidential